Exhibit 99.15.5

Additional FASB Statement No. 128 Disclosures for Each of the First Three Quarters of 1997

The table below contains the additional FASB Statement No. 128 disclosures for Healthcare Realty Trust
Incorporated for each of the first three quarters of 1997 and 1996.

                                    Three Months      Three Months
FIRST QUARTER FORM 10-Q                 Ended            Ended
                                   March 31, 1997    March 31,1996
                                   --------------    -------------
Basic EPS
---------

Average Shares Outstanding             16,596,267      13,077,312
    Actual Restricted Stock Shares      (381,613)       (238,897)
                                        --------        --------
Denominator                            16,214,654      12,838,415
                                    =============  ==============
Numerator                              $6,338,354      $4,758,183
                                    =============  ==============
Per share amount                            $0.39           $0.37
                                    =============  ==============

Diluted EPS
-----------
Denominator for Basic EPS              16,214,654      12,838,415
   Restricted Shares - Treasury           300,468         227,250
   Dilution For ESOP                       33,821          12,479
   Dilution For Warrants                   47,919          22,126
                                    -------------  --------------
Denominator                            16,596,862      13,100,270
                                    =============  ==============
Numerator                              $6,338,354      $4,758,183
                                    =============  ==============
Per share amount                            $0.38           $0.36
                                    =============  ==============

                                    Three Months     Three Months   Six Months     Six Months
SECOND QUARTER FORM 10-Q                Ended           Ended         Ended          Ended
                                    June 30, 1997   June 30, 1996  June 30, 1997  June 30, 1996
                                    -------------  --------------  -------------  -------------
Basic EPS
---------
Average Shares Outstanding             19,243,357      13,190,730    17,927,125      13,134,021
   Actual Restricted Stock Shares       (381,613)       (238,897)     (381,613)       (238,897)
                                        ---------       ---------     ---------       ---------
Denominator                            18,861,744      12,951,833    17,545,512      12,895,124
                                    =============   =============  ============     ===========
Numerator                              $8,169,605      $4,952,468   $14,507,959      $9,710,651
                                    =============   =============  ============     ===========
Per share amount                            $0.43           $0.38         $0.83           $0.75
                                    =============   =============  ============     ===========

Diluted EPS
-----------
Denominator for Basic EPS              18,861,744      12,951,833    17,545,512      12,895,124
   Restricted Shares - Treasury           308,359         215,959       300,699         217,319
   Dilution For ESOP                       24,828          12,842        29,192          12,675
   Dilution For Warrants                   42,070          24,211        44,994          23,169
                                    -------------   -------------- ------------     -----------
Denominator                            19,237,001      13,204,845    17,920,397      13,148,287
                                    =============   =============  ============     ===========
Numerator                              $8,169,605      $4,952,468   $14,507,959      $9,710,651
                                    =============   =============  ============     ===========
Per share amount                            $0.42           $0.38         $0.81           $0.74
                                    =============   =============  ============     ===========

(continued on next page)

Exhibit 99.15.5 (continued)
                                    Three Months     Three Months   Nine Months   Nine Months
THIRD QUARTER FORM 10-Q                 Ended           Ended         Ended          Ended
                                   Sept.30, 1997    Sept.30, 1996  Sept.30, 1997  Sept.30, 1996
                                   -------------    -------------  -------------  -------------
Basic EPS
---------
Average Shares Outstanding            19,266,066      13,198,553     18,378,343      13,155,689
     Actual Restricted Stock Shares    (382,633)       (239,947)      (382,633)       (239,947)
                                    ------------    ------------   ------------     -----------
Denominator                           18,883,433      12,958,606     17,995,710      12,915,742
                                    ============    ============   ============     ===========
Numerator                             $8,327,817      $4,913,700    $22,835,776     $14,624,351
                                    ============    ============   ============     ===========
Per share amount                           $0.44           $0.38          $1.27           $1.13
                                    ============    ============   ============     ===========

Diluted EPS
-----------

Denominator for Basic EPS             18,883,433      12,958,606     17,995,710      12,915,742
        Restricted Shares - Treasury     278,645         205,369        287,693         208,304
        Dilution For ESOP                 22,017          12,814         27,147          12,763
        Dilution For Warrants             50,580          26,674         46,856          24,337
                                    ------------    ------------   ------------     -----------
Denominator                           19,234,675      13,203,463     18,357,406      13,161,146
                                    ============    ============   ============     ===========
Numerator                             $8,327,817      $4,913,700    $22,835,776     $14,624,351
                                    ============    ============   ============     ===========
Per share amount                           $0.43           $0.37          $1.24           $1.11
                                    ============    ============   ============     ===========